EXHIBIT 10.1
THIRD AMENDMENT TO MASTER NOTE PURCHASE AGREEMENT
This THIRD AMENDMENT TO MASTER NOTE PURCHASE AGREEMENT (this “Amendment”) is made as of December 30, 2022, by and among ONTRAK, INC., a Delaware corporation (the “Company”), as issuer, certain of its Subsidiaries, as Guarantors, and ACUITAS CAPITAL LLC, a Delaware limited liability company (“Purchaser”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”). Capitalized terms used in this Amendment (including the Recitals), to the extent not otherwise defined herein, shall have the same meaning as in the Note Purchase Agreement (as defined below).
RECITALS
WHEREAS, the Company, certain of its Subsidiaries, Purchaser and the Collateral Agent are party to that certain Master Note Purchase Agreement, dated as of April 15, 2022, as amended by that certain First Amendment to Master Note Purchase Agreement made as of August 12, 2022, and that certain Second Amendment to Master Note Purchase Agreement made as of November 19, 2022 (as amended heretofore, the “Existing Agreement” and, as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which Purchaser agreed to purchase senior secured notes from the Company, upon the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that, subject to the terms and conditions set forth herein, Purchaser agrees to modify certain provisions of the Existing Agreement and the Purchaser Warrants and Notes that are outstanding as of the Third Amendment Effective Date; and
WHEREAS, subject to the terms contained herein and the satisfaction of the conditions provided in Section 5 hereof, Purchaser is willing to amend such terms and conditions of the Existing Agreement and the Purchaser Warrants and Notes that are outstanding as of the Third Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, in each case, effective as of the Third Amendment Effective Date:
1.    New Defined Terms. The Existing Agreement is amended to include the following new defined terms:
“Third Amendment” means the Third Amendment to Master Note Purchase Agreement made as of December 30, 2022, by and among the Company, certain of its Subsidiaries, Purchaser and the Collateral Agent.
“Third Amendment Effective Date” shall have the meaning given such term in the Third Amendment.
2.    Amendments to the Cover Page of the Existing Agreement.
2.1    Section C(i). Section C(i) of the Existing Agreement is amended and restated in its entirety to read as follows:
(i)    Subject to Section (C)(iii), in connection with each Note sold by the Company to Purchaser and purchased by Purchaser under this Agreement (a) before the Second Amendment Effective Date, the Company shall issue to Purchaser (or an entity affiliated with Purchaser, as designated by Purchaser) a Warrant to purchase shares of the Company’s common stock (each, an “Original Purchaser Warrant”), and (b) on and after the Second Amendment Effective Date, the Company shall issue to Purchaser (or an entity affiliated with Purchaser, as designated by Purchaser) a warrant to purchase shares of the Company’s common stock (each, a “Future Purchaser Warrant” and, collectively the Original Purchaser Warrants, the “Purchaser Warrants”). The number of shares of the Company’s common stock underlying each Original Purchaser Warrant (“Original Warrant Shares”) shall be equal to (y) the product of the principal amount of the applicable Note and 20% divided by (z) the exercise price of the applicable Original Purchaser Warrant. The number of shares of the Company’s common stock underlying each Future Purchaser Warrant (“Future Warrant Shares”) shall be equal to (y) the product of the principal amount of the applicable Note and 100% divided by (z) the greater of (1) the Amendment Closing Price (as it may be adjusted as set forth therein) and (2) $0.15.
3.    Replacement of Form of Convertible Note.
3.1    Notwithstanding anything to the contrary in the Existing Agreement, from and after the Conversion Shares Approval, each Note sold by the Company to Purchaser under the Agreement shall be in the form attached as Exhibit A to this Amendment.

3.2    For the avoidance of doubt, all references to “in the form attached as Exhibit B to this Amendment” in the Second Amendment are hereby replaced with “in the form attached as Exhibit A to the Third Amendment.”
3.3    This Amendment shall be deemed to be, and interpreted, as an amendment to each Note outstanding as of the Conversion Shares Approval.
4.    Replacement of Form of Warrant.
4.1    Subject to the first sentence of Section 5.3 of the Second Amendment, and notwithstanding anything to the contrary in the Second Amendment, the Form of Warrant attached to the Existing Agreement as Appendix B is hereby amended to replace it with the form of warrant attached as Exhibit B to this Amendment.
4.2    For the avoidance of doubt, all references to “attached hereto as Exhibit C” in the the Second Amendment are hereby replaced with “attached as Exhibit B to the Third Amendment.”
4.3    Subject to the first sentence of Section 5.3 of the Second Amendment and the first sentence of Section 6.3 of the Second Amendment, this Amendment shall be deemed to be, and interpreted, as an amendment to each Warrant outstanding as of the Third Amendment Effective Date.
4.4    Section 6.4 of the Second Amendment is hereby amended and restated in its entirety to read as follows:
6.4    Upon the Warrant Exercise Price Reductions Stockholder Approval and the Increase in Warrant Coverage Stockholder Approval, the Company shall issue to the holder of each Warrant outstanding as of the Third Amendment Effective Date, in exchange for each such Warrant, a new Warrant to purchase shares of the Company’s common stock (each, an “Exchange Warrant”). The number of shares of the Company’s common stock underlying each Exchange Warrant shall be determined in accordance with the terms of the Third Amendment. Each Exchange Warrant shall have a term of five (5) years from its original issuance date and be substantially in the form attached as Exhibit B to the Third Amendment and have an exercise price determined in accordance with the terms thereof
5.    Conditions of Effectiveness. This Amendment shall become effective upon the satisfaction of all of the following conditions precedent or waiver thereof by Purchaser and in reliance on the representations and warranties set forth in Section 8 hereof (such date, the “Third Amendment Effective Date”):
5.1    Purchaser shall have received a copy of this Amendment duly executed and delivered by the Company, as issuer, certain of its Subsidiaries, as Guarantors, the Collateral Agent and Purchaser;
5.2    Purchaser shall have received a certification from each Note Party that the representations and warranties contained in this Amendment, in the Existing Agreement and in the other Note Documents are true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not apply to any representations and warranties to the extent already qualified or modified by materiality or similar concept in the text thereof;
5.3    Both before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;
5.4    The Note Parties shall have paid all outstanding costs and expenses owed to Purchaser and the Collateral Agent pursuant to Section 10.2 of the Appendix (Exhibit A) to the Existing Agreement; and
5.5    Purchaser and the Collateral Agent shall have received all other information with respect to this Amendment, the Existing Agreement or any other Note Documents as reasonably requested by Purchaser and the Collateral Agent, respectively.
6.    Fees and Expenses. The Company agrees to reimburse all actual and reasonable costs and out-of-pocket expenses of, or incurred by Purchaser or the Collateral Agent, including but not limited to reasonable fees and disbursements of counsel to Purchaser and counsel to the Collateral Agent, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby (including, for the avoidance of doubt, all reasonable fees and disbursements of counsel to Purchaser in connection with the Stockholder Meeting and the Second Amendment Stockholder Approval Matters).

7.    Security. Each Note Party expressly acknowledges and agrees that all collateral, security interests, liens, pledges and mortgages granted to the Collateral Agent for the benefit of the Secured Parties in connection with the Existing Agreement, this Amendment, or hereafter granted to the Collateral Agent for the benefit of the Secured Parties, and all other supplements to the Existing Agreement or any other Note Document, extend to and cover all of the Obligations of the Note Parties to Purchasers, now existing or hereafter arising including, without limitation, those arising in connection with the Note Purchase Agreement, as amended by this Amendment, upon the terms set forth in such agreements, and all of such security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved. Each Note Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Note Purchase Agreement, as amended hereby, and the other Note Documents, effective as of the date hereof, including, without limitation, the grant of security interests and liens by the Company and the other Note Parties under the Collateral Documents and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The validity and enforceability of any appointment of the Collateral Agent as proxy or attorney-in-fact under any Collateral Document is ratified and reaffirmed as of the date hereof, which appointment remains IRREVOCABLE and coupled with an interest until the Payment in Full of all Secured Obligations, for the purpose of carrying out the provisions of the Collateral Documents, in accordance with the terms of, and to the extent provided in, such Collateral Documents.
8.    Representations and Warranties. Each Note Party represents and warrants to Purchaser and the Collateral Agent as follows:
8.1    it has all necessary power and authority to execute and deliver this Amendment and the documents contemplated hereby, and perform its obligations hereunder and thereunder;
8.2    this Amendment, the documents contemplated hereby and the Existing Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Note Party and are enforceable against such Note Party in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in an proceeding in equity or at law) and/or principles of good faith and fair dealing;
8.3    the execution, delivery or performance by such Note Party of this Amendment or any document contemplated herein are within its powers, have been duly authorized by all necessary action pursuant to its organizational documents (but not pursuant to the Listing Rules), require no further action by or in respect of, or filing with, any governmental authority (other than as contemplated by Section 15 of the Second Amendment) and do not violate, conflict with or cause a breach or a default under (x) any law or any of the organizational documents of such Note Party or (y) any agreement or instrument binding upon it, except for such violations, conflicts breaches or defaults as could not, with respect to this clause (y), reasonably be expected to have a Material Adverse Effect;
8.4    both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing as of the date hereof;
8.5    as of the date hereof, and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of the Note Parties contained in the Existing Agreement and any Note Document are true and correct in all material respects (provided that if such representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty are true and correct in all respects) on and as of the date hereof, in each case except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (subject to the foregoing parenthetical with respect to materiality) as of such earlier date;
8.6    such Note Party shall not be a party to any agreement or other arrangement that prohibits the grant, creation, assumption or perfection of any Lien upon such Note Party’s properties or assets, whether now owned or hereafter acquired, to secure the Obligations; and
8.7    since December 31, 2021, there has been no Material Adverse Effect.
9.    Reference to, and Effect on, Note Purchase Agreement and the Note Documents.
9.1    Ratification of Note Purchase Agreement and the Note Documents. Except as specifically amended above or in connection with this Amendment (as applicable), the Existing Agreement and the Note Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Existing Agreement or any Note Document. Each Note Party hereby ratifies and reaffirms each of the terms and conditions of the Existing Agreement, as amended hereby, and the Note Documents, as amended in connection herewith, to which it is a party and all of its obligations thereunder.

9.2    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Purchaser under the Existing Agreement or any of the Note Documents.
9.3    References. Upon the effectiveness of this Amendment each reference in (i) the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (ii) any Note Document to “the Note Purchase Agreement,” or words of similar import shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Existing Agreement, as amended hereby.
10.    Incorporation of Note Purchase Agreement Provisions. The provisions contained in Section 10.14 (Applicable Law), Section 10.15 (Consent to Jurisdiction) and Section 10.16 (Waiver of Jury Trial) of the Appendix (Exhibit A) to the Existing Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
11.    Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Existing Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control. If there is an express conflict between the terms of this Amendment and the terms of any other Note Document, the terms of this Amendment shall govern and control.
12.    Entire Agreement. The Existing Agreement, as amended by this Amendment, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.
13.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.
14.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
15.    Status as a Note Document. This Amendment constitutes a Note Document.
16.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.
17.    Successors and Assigns. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
18.    Recitals. The Recitals constitute statements of the Company and Purchaser, and not statements of the Collateral Agent.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ISSUER: ONTRAK, INC.
By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	Chief Operating Officer
GUARANTORS: LIFEDOJO INC.
By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	Treasurer
LD ACQUISITION HOLDINGS, INC.
By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	Treasurer
PURCHASER: ACUITAS CAPITAL LLC
By:	/s/ Terren S. Peizer
Name:	Terren S. Peizer
Title:	Chairman
COLLATERAL AGENT: U.S. BANK TRUST COMPANY
By:	/s/Fonda Hall
Name:	Fonda Hall
Title:	Vice President

[Signature Page to Master Note Purchase Agreement]

Exhibit A
Form of Convertible Note
(from and after Conversion Shares Approval)

[Attached]

Exhibit B
Form of Warrant

[Attached]